FINANCIAL LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Disclosure of financial liabilities

US$ MILLIONS	2020	2019
Current:
Deferred consideration	$136	$131
Interest rate swaps	116	—
Foreign currency forward contracts	107	61
Other financial liabilities	337	137
Total current financial liabilities	$696	$329

Non-current:
Deferred consideration(1)	$1,022	$1,115
Interest rate swaps	341	113
Foreign currency forward contracts	138	36
Inflation swaps	46	71
Other financial liabilities	1,131	509
Total non-current financial liabilities	$2,678	$1,844

(1)Deferred consideration primarily relates to the April 4, 2017 acquisition our Brazilian regulated gas transmission operation. The deferred consideration is denominated in U.S. dollars and accrues interest at 3.35% compounded annually. The financial liability is measured at amortized cost and is payable on the fifth anniversary of the date of acquisition.